Exhibit 99.1
P a g e Annual Meeting of Shareholders April 24, 2025 Springhurst Lower Level | Louisville, KY

Safe Harbor Statement

During this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. ("Republic" or the "Company"), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgement, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today, and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 6, 2025, and other reports filed with the SEC from time-to-time.


safe
harbor

REPUBLIC BANCORP. ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 2

BANK
It's just easier here.
RepublicBank.com
Member FDIC

MEETING AGENDA

1 BUSINESS OVERVIEW
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 2024 FINANCIAL HIGHLIGHTS
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 2025 Q1 RESULTS (Quarter ended March 31, 2025)
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 STRATEGIC PRIORITIES
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 3

Steve Trager
Executive Chair & CEO
Republic Bancorp

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2024 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2025 Q1 RESULTS** (Quarter ended March 31, 2025)
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 4

Overview of Republic Bancorp

Republic Bank & Trust Company Bank Profile

- (RB&T) Republic's wholly-owned subsidiary, founded in 1982
- Headquartered in Louisville, Kentucky
- Class A common shares traded on NASDAQ Global Select Market – symbol: RBCAA
- $7.1B in total assets and 981 FTEs as of 3-31-25

Retail Footprint


IN-3
OH-4
KY-29
TN-4
FL-7

47 banking centers in FIVE states

Largest market share is 8% in Louisville, KY MSA as of 6-30-24

Ability to originate mortgage loans in 26 states plus D.C.; select financial services across the U.S.

National Business Lines

CORE: Warehouse lending / Aircraft lending / Equipment financing

RPG – Republic Processing Group (RPG):

- **TRS** – Tax Refund Solutions (TRS)
- **RPS** – Republic Payment Solutions (RPS)
- **RCS** – Republic Credit Solutions (RCS)

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 5

2025 Purpose Architecture

MISSION To enable our clients, company, associates and the communities we serve to **THRIVE.**

How we will make an **IMPACT**

- Innovate for the future
- Make it easy
- Provide exceptional service
- Acknowledge & celebrate success
- Commit to caring
- Thrive together

What we will **PRIORITIZE**

- Create best-in-class experiences
- Continued investment in associate development
- Increase prudent and profitable revenue-generating activities
- Continually improve operational efficiency
- Continue to strengthen inclusion and corporate governance

How we will serve our **CLIENTS**

- Navigate the bank for the client
- Build connections
- Be accountable
- Commit to same-day resolution

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 6

Steve Trager
Executive Chair & CEO
Republic Bancorp

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2024 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2025 Q1 RESULTS** (Quarter ended March 31, 2025)
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 7

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 8 2024 Financial Results Diluted Earnings per Class A Common Share increased 13% to $5.21 in 2024 Net revenue grew 6.9% while noninterest expenses only grew 1.7%, creating a positive operating leverage of 5.2% in 2024 Net Income ($K) Non-Interest Expense ($K) & FTEs (count) FTEs Efficiency Ratio & Operating Leverage Operating Leverage 2022 2023 2024 57.4% 55.4% 52.7% +3.2% +3.9% +5.2% 2022 2023 2024 SIGNIFICANT POSITIVE CHANGE IN 2024 +12% $91,106 $90,374 $101,371 2022 2023 2024 $187,308 $199,398 $202,725 998 1019 989

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e ` 9 Total Company Favorable decrease in Loan-to-Deposit Ratio & Cost of Deposits Strong growth in average quarterly deposits as measured by 4Q 2025 average deposits versus 4Q 2024 average deposits Loan to Deposit Ratios (4th Qtr. Avg.) 4 th Qtr. Avg. Deposits ($M) 93% 104% 101% 4Q22 4Q23 4Q24 1.60% 1.97% 1.98% 2.01% 1.79% 4Q23 1Q24 2Q24 3Q24 4Q24 4Q22 4Q23 4Q24 $4,699 $4,926 $5,250 Quarterly Deposit Costs +7%

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 10 Total Company Non-Interest Income ($K) Non-interest Income increased 1.7% versus 2023 Mortgage Banking Income increased to $5.4M, or 54% Diversified revenue sources 25% RPG Program Fees $17,818 21% Net Refund Transfer Fees $15,356 20% Service Charges on Deposits $14,186 18% Interchange Fee Income $12,967 7% Mortgage Banking Income $5,438 5% Other Income & Net Losses on OREO $3,677 4% BOLI Income $3,208 +54% 2023 $71,457 $72,650 2024 +1.7%

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 11 Noninterest Expense increased only 1.7% versus 2023 Salaries and Employee Benefits increased $2.8M, or 2.4% 58% Salaries and Employee Benefits $118,650 15% Technology, Equipment and Communication $30,690 12% Other Expense $24,245 7% Occupancy $13,856 5% Marketing and Development $9,439 3% Interchange-related Expense $5,845 +2.4% $199,398 $202,725 2023 2024 +1.7% Total Company Non-Interest Expense ($K)

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 12 Core Bank Highlights Core Bank Net Income growth of 22% driven primarily by 6% increase in Net Interest Income versus 2023 Three consecutive linked quarters of growth Core Bank Net Income ($K) Net Interest Income ($K) Quarterly Net Interest Income ($M) 2022 2023 2024 $47,342 $51,456 $62,874 +22% $185,791 $204,245 $215,608 2022 2023 2024 +6% 1Q 2Q 3Q 4Q $41 $43 $50 $52 $52 $51 $50 $50 $51 $53 $55 $58 2022 2023 2024 2022 2023 2024 2022 2023 2024 2022 2023 2024

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 13 Core Bank Highlights 2024 Annual Net Interest Margin declined 13 basis points from 2023 Quarterly NIM grew substantially on a linked quarter basis from 1Q 2024 thru 4Q 2024 Quarterly NIM 3.40% 3.30% 3.46% 3.53% 3.64% 4Q23 1Q24 2Q24 3Q24 4Q24 3.32% 3.61% 3.48% 2022 2023 2024 -0.13 bps Net Interest Margin (“NIM”)

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 14 Core Bank Highlights Steady increase in quarterly loan yield from 4Q 2023 thru 3Q 2024 4Q 2024 loan yield moderated slightly coinciding with the decrease to the Federal Funds Target Rate Average Quarterly Loans & Yields ($M) Loan Yield Average Quarterly Deposits & Costs ($M) Deposit Costs $4,930 $4,972 $5,042 $5,106 $5,121 5.51% 5.63% 5.79% 5.88% 5.77% 4Q23 1Q24 2Q24 3Q24 4Q24 $4,416 $4,641 $4,722 $4,693 $4,758 1.67% 1.97% 2.06% 2.06% 1.80% 4Q23 1Q24 2Q24 3Q24 4Q24

RPG A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 15 RPG Highlights Total Republic Processing Group (“RPG”) net income of $38.5M, down 1% from 2023 Decline in TRS net income primarily the result of higher loss rates on Early Season Refund Advances RCS net income growth offset decline in TRS and RPS net income Tax Refund Solutions (“TRS”) Net Income ($K) TRS Republic Payment Systems (“RPS”) Net Income ($K) RPS Republic Credit Solutions (“RCS”) Net Income ($K) RCS $3,513 $11,697 $8,555 2022 2023 2024 -27% 2022 2023 2024 $17,088 $18,365 $23,544 +28% $23,163 $8,856 $6,398 2022 2023 2024 -28%

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 16 Strong Liquidity Cash represents 6% of total assets at 12-31-24 Uninsured deposits grew only 9% versus 4Q23 compared to 18% for US Commercial Banks $5B-$10B Cash Balances ($M) FHLB Borrowing Capacity ($M) Uninsured Deposits ($M) Free Security Collateral ($M) 1Q24 2Q24 3Q24 4Q24 $546 $400 $531 $432 1Q24 2Q24 3Q24 4Q24 $1,008 $848 $775 $755 1Q24 2Q24 3Q24 4Q24 $1,837 $1,808 $1,877 $1,914 1Q24 2Q24 3Q24 4Q24 $520 $394 $312 $380

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 17 Credit Quality: Net Charge-Offs Net charge-offs remain historically low and significantly better than similar-sized banks 0.00% 0.01% 0.05% 0.05% 0.11% 0.13% 0.05% 0.07% 0.11% 2022 2023 2024 CORE UBPR Peer Internal Peer CORE UBPR Peer Internal Peer CORE UBPR Peer Internal Peer (1) UBPR used throughout this presentation represents all commercial banks with total assets between $3 billion and $10 billion as published by the FDIC in its quarterly Uniform Bank Performance Report. (2) See Internal Peer List on Slide 37

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 18 Balance Sheet

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 19 Total Company Loans Total loans of $5.4B, an increase of $200M, or 3.8%, over 2023 Total Core Bank loan growth of $162M, or 3.3%, over 2023 Well diversified loan portfolio Commercial Real Estate $1,813 33% Home Equity $353 7% Residential Real Estate OO $1,032 19% RPG Loans $320 6% Construction and Land Development $244 4% Warehouse Lines of Credit $551 10% Aircraft $226 4% Commercial & Industrial $460 8% Residential Real Estate NOO $318 6% 3% All Other $122 Loan Balances as of 12-31-24 ($M)

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e Core Bank Interest Bearing 67% $3,483 RPG Interest Bearing 9% $520 20 Total Company Deposits Total deposits of $5.2B, an increase of $157M, or 3.1% versus 2023 Total Core Bank deposit growth of $209M, or 4.8% Core Bank Non-Interest Bearing 22% $1,123 RPG Bank Non-Interest Bearing 2% $85 Deposit Balances as of 12-31-24 ($M)

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 21 Capital Levels – RB&TC Capital levels remain among the best in the industry 14.1% 13.3% 13.3% 9.9% 10.1% 10.3% 5.0% Tier-1 Leverage Ratio RB&TC UBPR Peer Well-capitalized 12-31-22 12-31-23 12-31-24 12-31-22 12-31-23 12-31-24 12-31-22 12-31-23 12-31-24 12-31-22 12-31-23 12-31-24 Tier-1 Risk-based Ratio Common Equity Tier 1 Capital Ratio Total Risk-based Capital 16.0% 14.3% 14.9% 12.9% 13.0% 13.2% 6.5% 16.0% 14.3% 14.9% 12.9% 13.0% 13.2% 8.0% 17.2% 15.5% 16.1% 14.0% 14.1% 14.3% 10.0%

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 22 Dividends 2024 Compounded Annual Growth Rate (“CAGR”) of 11.78% since 1999 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0 1999 2024 2025* $0.09 $1.80 $0.21 $1.10 $1.63 Regular Dividend Special Dividend CAGR = 11.78% *Regular dividend for 2025 reflects annualized 1st quarter 2025 dividend declared.

Logan Pichel
President & CEO
Republic Bank & Trust Company

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2024 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2025 Q1 RESULTS** (Quarter ended March 31, 2025)
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 23

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 24 Total Company Highlights 1Q25 Net Income for 1Q25 was $47.3M, a $16.7M, or 54% increase in Net Income versus 1Q24 Diluted Earnings Per Class A Common Share increased 53% to $2.42 Net Income ($M) Net Income by Segment ($M) 1Q24 1Q25 $30.6 $47.3 +54% 1Q24 1Q25 1Q24 1Q25 $12.3 $0.8 $8.8 $2.6 $6.1 $15.7 $1.7 $19.6 $2.9 $7.4 Core Bank CORE Warehouse TRS RPS RCS

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 25 Total Company Highlights 1Q25 Net Interest Income increased $5.8M, or 6% versus 1Q24 Core Bank Net Interest Margin improved 40 basis points, or 12% Net Interest Margin (NIM) Core Bank RPG Total Company Net Interest Income ($M) Core Bank Total Company $50.5 $46.4 $96.9 $56.4 $46.3 $102.7 1Q24 1Q25 1Q24 1Q25 3.30% 5.87% 3.70% 6.28% +6%

Total Company Highlights 1Q25

Non-Interest Income, excluding infrequent items of $5.7M, increased 17.5% versus 1Q24 driven by growth in mortgage banking and net refund transfer fees

Non-Interest Expense, excluding infrequent items of $5.7M, increased a moderate 2.9% versus 1Q24

Non-Interest Income ($M)

	1Q24	1Q25	Change	%
Net Refund Transfer Fees	$ 10.8	$ 13.9	$ 3.1	28.7%
RPG Program Fees	4.2	3.8	(0.4)	-9.5%
Service Charges on Deposit Accounts	3.3	3.5	0.2	6.1%
Interchange Fee Income	3.2	3.1	(0.1)	-3.1%
Mortgage Banking Income	0.3	1.8	1.5	500.0%
Other Income	1.6	1.4	(0.2)	-12.5%
Total Company before Infrequent Items	**$ 23.4**	**$ 27.5**	**4.1**	**17.5%**
Infrequent Items	-	5.7	5.7	100.0%
Total Company	**$ 23.4**	**$ 33.2**	**$ 9.8**	**41.9%**

Infrequent items incudes $4.1 million gain on sale of assets plus $1.6 million insurance settlement

Non-Interest Expense ($M)

	1Q24	1Q25	Change	%
Salaries & Benefits	$ 29.7	$ 31.1	$ 1.4	4.7%
Technology, Equipment & Communication	7.5	8.6	1.1	14.7%
Other Expenses	6.8	6.2	(0.6)	-8.8%
Occupancy	3.8	3.6	(0.2)	-5.3%
Interchange Related Expense	1.3	1.6	0.3	23.1%
Marketing & Development	1.9	1.4	(0.5)	-26.3%
Total Company before Infrequent Items	**$ 51.0**	**$ 52.5**	**$ 1.5**	**2.9%**
Infrequent Items	-	5.7	5.7	100.0%
Total Company	**$ 51.0**	**$ 58.2**	**$ 7.2**	**14.1%**

Infrequent items incudes $5.7 million in core conversion-related expenses

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 26

Logan Pichel
President & CEO
Republic Bank & Trust Company

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2024 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2025 Q1 RESULTS** (Quarter ended March 31, 2025)
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 27

P a g e 28 2025STRATEGIC priorities CREATE A BEST-IN-CLASS CLIENT EXPERIENCE CONTINUED INVESTMENT IN ASSOCIATE DEVELOPMENT INCREASE PRUDENT + PROFITABLE REVENUE-GENERATING ACTIVITIES CONTINUALLY IMPROVE OPERATIONAL EFFICIENCY CONTINUE TO STRENGTHEN INCLUSION & CORPORATE GOVERNANCE

ENABLING OUR clients to THRIVE

NET PROMOTER SCORE ("NPS")

NPS measures "How likely are you to recommend Republic Bank to a friend or colleague?" by computing difference between % Promoters and % Detractors. *A score of 80 is considered World Class.*



1Q 2023
38
3Q 2023
58
3Q 2024
75

Positively impacting our clients with a NPS of 75, nearly 3x the banking industry average!!

Identified and enhanced client-facing areas, such as:

- Interactive teller machines with strong service levels
- Continued improvement in banking center client survey scores and refurbished banking centers
- Improved service levels in card operations
- Contact center focus with improved performance

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 29

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 30 Associate Engagement Survey Scores / Year 2024 2023 2022 78.1% 76.3% 75.8% • Associate Engagement Survey shows overall 78% favorability score • 9 out of 33 survey questions saw positive increase while no survey questions experienced a decline associates

ENABLING OUR **communities** *to* THRIVE

Republic Bank named as the only bank in the top 10 most philanthropic large companies in Louisville by Business First!

LOUISVILLE BUSINESS FIRST
PARTNERS IN PHILANTHROPY
#1 Bank

Republic Bank one of 3 companies recognized for their impact to the community. This is the 4th time Republic has received the BIA (more than any company!)

LOUISVILLE BUSINESS FIRST
2024 BUSINESS IMPACT AWARD

- $2.9M in charitable donations through Republic Bank & Republic Bank Foundation
- 450 different organizations impacted
- 5,500 hours of community service by Republic Bank associates

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 31

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 32 company AVERAGE 38.5% 20.3% MEDIAN 36.6% 16.9% FINANCIAL INSTITUTION 2 YR Total Return 1 YR Total Return TICKER 2 YR Total Return Rank 1 YR Total Return Rank RBCCA 2 59.6% 3 28.6% FSFG First Savings Financial Group 1 70.8% 1 58.0% FBK FB Financial Corp 4 54.5% 5 25.0% SRCE 1 st Source Corp 5 46.1% 7 16.9% CTBI Community Trust Bancorp Inc 6 44.4% 6 22.7% CHCO City Holding Co 7 36.6% 8 15.8% PRK Park National Corp 8 36.3% 9 14.6% SYBT Stock Yards Bancorp Inc 9 31.1% 2 44.0% PEBO Peoples Bancorp Inc 10 28.4% 11 5.5% GABC German American Bancorp Inc 11 19.7% 10 11.4% SBCF Seacoast Banking Corp of Florida 12 15.0% 12 4.2% LKFN Lakeland Financial Corp 13 1.1% 13 -7.7% ONB Old National Bancorp 3 57.0% 4 25.2% As of March 31, 2025

Awards and Recognition

America's Best Regional Banks and Credit Unions 2024
from Newsweek (the only Louisville-based bank on the list)

America's Best Online Lenders 2024
from Newsweek

Top 50 Community Banks
with assets of $3B to $10B from S&P Market Intelligence

Best Places to Work in Kentucky Award
from Kentucky Chamber of Commerce and the Kentucky Society for Human Resource Management (KYSHM)

2024 Business Impact Award
by Louisville Business First, one of just 3 companies recognized in 2024 for their impact on the community

Top 10 Large Corporate Philanthropists in Louisville
From Louisville Business First Partners in Philanthropy (Republic Bancorp is the only bank in the top 10)

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 33

WHY WE EXIST:

OUR MISSION

TO ENABLE OUR

clients

NPS scores = 75
(3x Industry Average)

associates

Engagement favorability=78%
Kentucky's Best Place to Work
(9 consecutive years)

communities

Top 10 most philanthropic company in Louisville
(only bank in top 10)

company

3/31/2025 2YR Shareholder Total Return=59.6%
(#2 of internal peer banks)

TO THRIVE

REPUBLIC BANCORP ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 34

P a g e Thank you! | Questions?

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 36 Appendix

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 4 , 2 0 2 5 | L o u i s v i l l e , K e n t u c k y P a g e 37 Appendix - Internal Peer Banks Annual Net Charge-offs Company Ticker 2022 2023 2024 Lakeland Financial Corp LKFN 0.10% 0.13% 0.05% Community Trust Bancorp CTBI 0.02% 0.08% 0.13% 1st Source Corporation SRCE 0.03% -0.04% 0.09% Park National Corporation PRK 0.03% 0.07% 0.14% FB Financial Corporation FBK 0.02% 0.01% 0.14% SY Bancorp SYBT 0.00% 0.12% 0.02% Premier Financial Corp PFC 0.00% 0.00% 0.00% German American Bancorp GABC 0.06% 0.08% 0.05% First Savings Financial Group FSFG 0.07% 0.05% 0.03% City Holding Company CHCO 0.04% 0.01% 0.06% Seacoast Banking Corporation of Florida SBCF 0.01% 0.22% 0.27% Peoples Bank PEBO 0.16% 0.15% 0.37% Average Net Charge-offs to Average Total Loans 0.05% 0.07% 0.11%

Appendix – Non-GAAP Disclosures

Total Company NonInterest Income

Three Months Ended March 31, (in millions)		2024		2025
Noninterest income - GAAP (a)	$	23.4	$	33.2
Less: Gain on sale of Visa Class B-1 shares (b)	$	-	$	4.1
Less: Insurance recovery (b)	$	-	$	1.6
Total adjusted Total Company Noninterest Income - Non-GAAP (a-b)	$	23.4	$	27.5

Total Company NonInterest Expense

Three Months Ended March 31, (in thousands)		2024		2025
Noninterest expense - GAAP (a)	$	50,971	$	58,208
Less: Core-related conversion expenses (b)	$	-	$	5,714
Total adjusted Total Company Noninterest Income - Non-GAAP (a-b)	$	50,971	$	52,494

REPUBLIC BANCORP. ANNUAL MEETING OF SHAREHOLDERS | April 24, 2025 | Louisville, Kentucky Page 38